UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 22, 2021

AULT GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K of Ault Global Holdings, Inc. (the “Company”), originally filed with the Securities and Exchange Commission on November 19, 2021 (the “Original Filing”). Its sole purpose is to correct certain errors in the press release (the “Original Press Release”) regarding the Company’s financial results for the three- and nine-month period furnished with the Original Filing to conform certain financial information of the Original Press Release to the financial statements included in the Form 10-Q filed on the same date. While the financial statements on the last five pages of the Original Press Release contained references to September 30, 2021, those financial statements reflected results for the period ended June 30, 2021. In addition, corrections were made to the revenue by segment table for the three months ended September 30, 2021, correcting revenue from cryptocurrency mining from $238,000 to $272,000 and correcting other revenue from $369,000 to $336,000. A correction in the narrative was made to the gross margin percentage for the three months ended September 30, 2020, from 35.3% to 34.2%. The Correcting and Replacing press release attached hereto as Exhibit 99.1 (the “Revised Press Release”) reflects results for the period ended September 30, 2021.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Original Filing, does not reflect events that may have occurred subsequent to the date of the Original Filing and does not modify or update in any way disclosures made in the Form 8-K.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 19, 2021, the Company issued the Original Press Release to announce its financial results for the three and nine months ended September 30, 2021. A copy of the Original Press Release was furnished herewith as Exhibit 99.1 to the Original Filing. The narrative in the Original Press Release was corrected by updating revenue by segment table for the three months ended September 30, 2021, correcting revenue from cryptocurrency mining from $238,000 to $272,000 and correcting other revenue from $369,000 to $336,000. A correction in the narrative was made to the gross margin percentage for the three months ended September 30, 2020, from 35.3% to 34.2%. The financial statements on the last five pages of the Original Press Release are amended as they reflected results for the period ended June 30, 2021. The financial statements in the Revised Press Release conform to the financial statements included in the Form 10-Q filed on the November 19, 2021.

On November 21, 2021, the Company issued the Revised Press Release announcing its financial results for the three and nine months ended September 30, 2021. A copy of the Revised Press Release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release issued on November 21, 2021.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT GLOBAL HOLDINGS, INC.

Dated: November 22, 2021	/s/ Kenneth Cragun
Kenneth Cragun Chief Financial Officer